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                                                                  Exhibit 10.20

     Confidential treatment has been requested for portions of this document. Redacted material is identified by double asterisks (i.e. "**"). The redacted material has been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.


                                RELATED AGREEMENT
                                   NUMBER ONE
                                       TO
               STRATEGIC SUPPLY, SERVICES AND PROMOTION AGREEMENT
                            Effective August 20, 1999

This Related Agreement Number One to Strategic Supply, Services and Promotion Agreement (the "Related Agreement No. 1") is entered into by and between Hewlett-Packard Company (hereinafter called "HP") whose primary offices are in Palo Alto, California and Delphi Systems Informations, Inc. (hereinafter called "Delphi" or "Customer") whose primary offices are in Rolling Meadow, Illinois.

WHEREAS, HP and Delphi have entered into the Strategic Supply, Services and Promotion Agreement effective August 20th, 1999 (the "Original Agreement"); and

WHEREAS, said Original Agreement contemplates one or more "Related Agreements" to set forth additional terms and conditions that apply to Delphi's purchase of HP products and services; and

WHEREAS, Delphi desires to purchase products, software licenses, and support services for such products from HP under the terms of the Original Agreement and the additional terms set forth herein; and

WHEREAS, HP desires to sell such products, software licenses, and services to Delphi under the Original Agreement and the additional terms set forth herein;

NOW THEREFORE, Delphi and HP agree as follows:

1.    ORIGINAL AGREEMENT

      The terms and conditions of the Original Agreement are incorporated herein. Delphi and HP mutually agree that the terms of this Related Agreement No. 1, shall apply to all orders placed by Delphi under the Original Agreement for HP Hardware, HP Software and standard maintenance and support of such HP Hardware and HP Software. This Related Agreement No. 1 shall not apply to orders placed by Delphi under the Original Agreement for HP Services, as defined in the Original Agreement.

2.    DEFINITIONS

      Unless otherwise stated in this Related Agreement No. 1, capitalized terms shall have the meaning as defined in the Original Agreement.


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3.    ADDITIONAL TERMS AND CONDITIONS

      Delphi and HP mutually agree that HP's Terms and Conditions of Sale and Service attached in Exhibit E16 hereto, shall govern all orders placed by Delphi under the Original Agreement and this Related Agreement No. 1 for HP Hardware, HP Software and standard maintenance and support of such HP Hardware and HP Software, provided that:

      3.1 As used throughout Exhibit E16: (i) the term "Products" shall mean "HP Hardware" and "HP Software"; (ii) the term "Software" shall mean "HP Software"; and (iii) the term "Support" does not include the HP Services.

      3.2 Section **.

      3.4 Sections **.

4.    ORDERS

      (a) Purchase orders from Delphi under the Original Agreement and this Related Agreement No. 1 shall reference this Related Agreement No. 1.

      (b)   **.

5.    EXHIBITS

      Exhibit E16 HP's Terms and Conditions of Sale and Service are hereby made part of this Related Agreement No. 1.

6.    CONFLICTS

      To the extent there is a conflict between this Exhibit and the Original Agreement, the Original Agreement will control.


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IN WITNESS WHEREOF, THE PARTIES HERETO HAVE ENTERED INTO THIS RELATED AGREEMENT
NO. 1 THIS 20th DAY OF August, 1999.

HEWLETT-PACKARD COMPANY                        DELPHI INFORMATION SYSTEMS, INC.


By: /s/ Illegible                              By: /s/ Robin Raina
   ------------------------------                 ----------------------------
Name:                                          Name: Robin Raina

Title:                                         Title: President, COO Delphi


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